© Freddie Mac Third Quarter 2025 Financial Results Supplement October 30, 2025 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $5.8 $6.3 $5.9 $5.9 $5.7 $3.1 $3.2 $2.8 $2.4 $2.8 Net revenues Net income 3Q24 4Q24 1Q25 2Q25 3Q25 Net revenues and net income $ Billions ▪ Net income of $2.8 billion for the third quarter of 2025, down 11% from the third quarter of 2024, primarily driven by a credit reserve build in the current period compared to a credit reserve release in the prior year period. ▪ Net revenues of $5.7 billion for the third quarter of 2025, a decrease of 2% year-over-year, primarily driven by lower non-interest income, partially offset by higher net interest income.

© Freddie Mac 3 $3,534 $3,571 $3,582 $3,593 $3,621 $3,082 $3,104 $3,115 $3,127 $3,141 $452 $467 $467 $466 $480 Single-Family mortgage portfolio Multifamily mortgage portfolio 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25 Mortgage Portfolio Balances Mortgage portfolio1 UPB in $ Billions 2% YoY increase 6% YoY increase 2% YoY increase ▪ Total mortgage portfolio increased 2% year-over-year to $3.6 trillion, driven by a 2% increase in the Single- Family mortgage portfolio and a 6% increase in the Multifamily mortgage portfolio.

© Freddie Mac 4 $67.6 $137.5 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of September 30, 2025 Conservatorship Matters Pursuant to the Purchase Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions Net worth, liquidation preference, and Treasury funding commitment $ Billions $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of September 30, 2025 2

© Freddie Mac 5 National home prices3 increased by an average of 1% over the past year 6.08% 6.85% 6.65% 6.77% 6.30% 5.16% 4.53% 4.33% 4.32% 4.31% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) SOFR 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25 Key Economic Indicators Quarterly ending interest rates SOFR interest rates are 30-day average rates.

© Freddie Mac 6 $3,082 $3,104 $3,115 $3,127 $3,141 3Q24 4Q24 1Q25 2Q25 3Q25 1.05% 1.10% 0.96% 1.04% 1.03% 0.27% 0.31% 0.26% 0.26% 0.28% 0.54% 0.59% 0.59% 0.55% 0.57% One month past due Two months past due Seriously delinquent 3Q24 4Q24 1Q25 2Q25 3Q25 $98 $100 $78 $94 $99 $84 $74 $62 $76 $81 $14 $26 $16 $18 $18 57 55 54 54 54 Home purchase Refinance 3Q24 4Q24 1Q25 2Q25 3Q25 Single-Family Financial Highlights and Key Metrics $5.1 $5.2 $4.9 $5.1 $4.9 $2.6 $2.6 $2.3 $2.1 $2.3 Net revenues Net income 3Q24 4Q24 1Q25 2Q25 3Q25 Net revenues and net income $ Billions 2% YoY increase Mortgage portfolio UPB in $ Billions Average estimated guarantee fee rate on new acquisitions (bps)4 Delinquency rates New business activity UPB in $ Billions

© Freddie Mac 7 77% 77% 77% 77% 77% 3Q24 4Q24 1Q25 2Q25 3Q25 86% 74% 79% 81% 82% 8% 9% 11% 8% 9% 6% 17% 10% 11% 9% Home purchase Cash-out refinance Other refinance 3Q24 4Q24 1Q25 2Q25 3Q25 755 756 756 759 756 3Q24 4Q24 1Q25 2Q25 3Q25 29% 28% 30% 28% 28% 3Q24 4Q24 1Q25 2Q25 3Q25 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics Loan purpose

© Freddie Mac 8 UPB covered by new CRT issuance $ Billions $44 $36 $63 $41 $31 3Q24 4Q24 1Q25 2Q25 3Q25 Mortgage portfolio with credit enhancement UPB in $ Billions Single-Family Credit Risk Transfer $1,897 $1,914 $1,927 $1,929 $1,941 62% 62% 62% 62% 62% UPB Percentage 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25

© Freddie Mac 9 $15 $30 $10 $12 $25 3Q24 4Q24 1Q25 2Q25 3Q25 0.39% 0.51%0.74% 1.05%1.21% 3.47% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) 3Q24 4Q24 1Q25 2Q25 3Q25 Multifamily delinquency rates $452 $467 $467 $466 $480 3Q24 4Q24 1Q25 2Q25 3Q25 Multifamily Financial Highlights and Key Metrics $0.8 $1.1 $0.9 $0.8 $0.8 $0.5 $0.7 $0.5 $0.3 $0.4 Net revenues Net income 3Q24 4Q24 1Q25 2Q25 3Q25 (89%) New business activity UPB in $ Billions 6% YoY increase The delinquency rate for FDIC insured institutions is as of June 30, 2025 (latest available information). Mortgage portfolio UPB in $ Billions Net revenues and net income $ Billions

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 39% 28% 43% 39% 34% 29% 37% 32% 35% 33% 26% 28% 19% 21% 25% 6% 7% 6% 5% 8% ≤60% >60% to ≤80% >80% to ≤120% >120% 3Q24 4Q24 1Q25 2Q25 3Q25 Weighted average ODSCR assumes monthly payments that reflect amortization of principal. 1.28 1.30 1.30 1.34 1.29 63% 64% 62% 62% 64% Weighted average ODSCR Weighted average OLTV ratio 3Q24 4Q24 1Q25 2Q25 3Q25 Multifamily New Business Characteristics (89%) Weighted average original debt service coverage ratio (ODSCR) and weighted average OLTV ratio

© Freddie Mac 11 $421 $425 $434 $431 $432 93% 91% 93% 92% 90% UPB Percentage 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25 Mortgage portfolio with credit enhancement UPB in $ Billions $7 $18 $18 $9 $12 3Q24 4Q24 1Q25 2Q25 3Q25 Multifamily Credit Risk Transfer UPB covered by new CRT issuance $ Billions

© Freddie Mac 12 18 20 25 24 22 5 6 7 5 5 6 8 11 8 8 7 6 7 11 9 Forbearance plans and other Payment deferral plans Loan modifications 3Q24 4Q24 1Q25 2Q25 3Q25 Number of families Freddie Mac helped to own or rent a home5 In Thousands Housing Market Support 415 539 313 363 483 49 82 53 58 62 235 212 171 206 226 131 245 89 99 195 Single-Family refinance borrowers Single-Family home purchase borrowers Multifamily rental units 3Q24 4Q24 1Q25 2Q25 3Q25 Other includes repayment plans and foreclosure alternatives. 7 Number of Single-Family loan workouts6 In Thousands 7 7

© Freddie Mac 13 Endnotes 1 Based on unpaid principal balances (UPB) of mortgage loans held-for-investment, mortgage loans held-for-sale, and mortgage loans underlying our mortgage-related guarantees. 2 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury, and the $64.8 billion in increases to our Net Worth Amount pursuant to the Purchase Agreement. 3 Based on the Freddie Mac House Price Index. The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a seasonally-adjusted monthly series. Percent changes were rounded to nearest whole percentage point. 4 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of the legislated 10 basis point fee remitted to Treasury pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 as extended by the Infrastructure Investment and Jobs Act. 5 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a single-family borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. For Multifamily, rental units include units financed by supplemental loans. 6 Consists of both home retention actions and foreclosure alternatives. 7 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 14 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-Family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends including, but not limited to, changes in house prices and house price forecasts, its market coverage, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s CRT transactions, the impact of banking crises or failures, the effects of natural disasters or catastrophic events and actions taken in response thereto on its business, results of operations, and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in economic and market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, the impact of any downgrade in our credit ratings or those of the U.S. government, and the impacts of legislation or regulations and new or amended accounting guidance, that could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.